SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): November 19, 2004

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)               Stavro E. Prodromou resigned as a member of WJ Communications, Inc. (“the Company”) Board of Directors effective as of November 16, 2004.  Mr. Prodromou has served on the Company’s Board and as a member of the Audit Committee since July 2003, and served as Chair of the Audit Committee from January, 2004 through October, 2004.  Mr. Prodromou has advised the Company that his resignation was due to personal reasons.

Item 7.01               Regulation FD Disclosure.

The Company’s press release announcing the events described in Item 5.02 of this Form 8-K attached as Exhibit 99.1 is incorporated by reference to this Item 7.01.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

99.1                      Press Release dated November 19, 2004 regarding Stavro E. Prodromou’s resignation from the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

	By:	/s/ DAVID R. PULVINO
David R. Pulvino
Principal Accounting Officer

Dated: November 19, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release dated November 17, 2004.